EXHIBIT 32

                CERTIFICATION REQUIRED BY 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of SimplaGene USA, Inc. (the "Registrant") on Form 10-QSB for the quarter ended June 25, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



     /s/Paul  A.  Roman
     ------------------
     Paul  A.  Roman
     Chief  Executive  Officer



     /s/Thomas  McNeill
     ------------------
     Thomas  McNeill
     Chief  Financial  Officer

Date:  August  16,  2006
     -------------------

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to SimpaGene USA, Inc. and will be retained by SimplaGene USA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.